UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23137

SIERRA TOTAL RETURN FUND

(Exact name of registrant as specified in charter)

280 Park Ave, 6th Floor East

New York, NY 10017

(Address of principal executive offices) (Zip code)

Seth Taube
Chief Executive Officer
280 Park Ave, 6th Floor East
New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 759-0777

Date of fiscal year end: June 30

Date of reporting period: January 1, 2018 – March 31, 2018

Item 1. Schedule of Investments.

Sierra Total Return Fund
SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

Description	Shares	Fair Value
COMMON STOCKS - 3.11%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 3.03%
Ares Capital Corporation	1,100	$17,457
FS Investment Corporation	1,000	7,250
New Mountain Finance Corporation	1,000	13,150
NorthStar Realty Europe Corporation	1,000	13,020
PennantPark Investment Corporation	2,100	14,028
ENVIORNMENTAL INDUSTRIES - 0.08%
JFL-WCS Partners, LLC(a)(b)	1,648	1,648

TOTAL COMMON STOCKS (Cost $72,553)		$66,553

PREFERRED STOCKS - 15.18%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 9.83%
Apollo Commercial Real Estate Finance, Inc., Series C, 8.000%	900	$22,896
Chimera Investment Corp., Series B, 8.000%	1,000	25,480
Invesco Mortgage Capital, Inc., Series B, 7.750%(c)	1,000	25,180
New York Mortgage Trust, Inc., Series D, 8.000%(c)	3,000	70,380
New York Mortgage Trust, Inc., Series C, 7.875%	689	16,274
PennyMac Mortgage Investment Trust, Series B, 8.000%(c)	2,000	50,060
ENVIORNMENTAL INDUSTRIES - 0.69%
JFL-WCS Partners, LLC, 6.000%(a)	14,832	14,832
WHOLESALE - 4.66%
Vail Holdco Corp.(a)	50,000	50,000
Vail Holdco Corp., 12.500%(a)	52,000	49,728

TOTAL PREFERRED STOCKS (Cost $329,457)		$324,830

Description	Interest Rate*	Maturity	Par Amount	Fair Value
SENIOR SECURED FIRST LIEN TERM LOANS - 52.07%
AUTOMOTIVE - 2.34%
Safe Fleet Holdings LLC(a)(c)	3M-L+3.00%, 1.00%, Floor	02/03/2025	$50,000	$50,040
BANKING, FINANCE, INSURANCE & REAL ESTATE - 4.64%
Shift4 Payments, LLC(a)(c)	1M-L+4.50%, 1.00%, Floor	11/29/2024	49,875	49,625
Tortoise Borrower, LLC(a)(c)	1M-L+4.00%, 1.00%, Floor	01/31/2025	50,000	49,750
CHEMICALS, PLASTICS & RUBBER - 2.34%
Polymer Solutions Group Holdings, LLC(a)(c)	1M-L+6.25%, 1.00%, Floor	06/22/2022	50,000	50,000
CONSTRUCTION & BUILDING - 2.14%
SFP Holding, Inc.(a)(c)(d)	3M-L+6.25%, 1.00%, Floor	09/01/2022	45,736	45,736
CONSUMER GOODS: DURABLE - 2.31%
KNB Holdings Corporation(a)(c)	3M-L+5.50%, 1.00%, Floor	04/26/2024	49,375	49,498
CONTAINERS, PACKAGING & GLASS - 4.09%
Brook & Whittle Holding Corp.(a)(c)(d)	3M-L+6.25%, 1.00%, Floor	10/17/2023	40,456	40,456
Interflex Acquisition Company, LLC(a)(c)	1M-L+8.00%, 1.00%, Floor	08/18/2022	48,125	47,128
ENERGY: OIL & GAS - 2.33%
Glass Mountain Pipeline Holdings LLC(a)(c)	3M-L+4.50%, 1.00%, Floor	12/23/2024	50,000	49,815
FOREST PRODUCTS & PAPER - 3.50%
Golden West Packaging Group, LLC(a)(c)	1M-L+5.25%, 1.00%, Floor	06/20/2023	74,812	74,812
HEALTHCARE & PHARMACEUTICALS - 3.67%
Central States Dermatology Services, LLC(a)(c)(d)	3M-L+6.50%, 1.00%, Floor	04/20/2022	43,021	43,021

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Description	Interest Rate*	Maturity	Par Amount	Fair Value
HEALTHCARE & PHARMACEUTICALS (continued)
Smile Doctors, LLC(a)(c)(d)	3M-L+5.75%, 1.00%, Floor	10/06/2022	$35,608	$35,608
HIGH TECH INDUSTRIES - 4.67%
Alpine SG, LLC(a)(c)	3M-L+6.50%, 1.00%, Floor	11/16/2022	50,274	50,274
Ping Identity Corporation(a)(c)	1M-L+3.75%, 1.00%, Floor	01/24/2025	50,000	49,750
MEDIA: ADVERTISING, PRINTING & PUBLISHING - 6.74%
Imagine! Print Solutions, LLC(a)(c)	3M-L+4.75%, 1.00%, Floor	06/21/2022	99,000	94,783
New Media Holdings II LLC(a)(c)	1M-L+6.25%, 1.00%, Floor	07/14/2022	49,498	49,498
MEDIA: DIVERSIFIED & PRODUCTION - 2.31%
The Octave Music Group, Inc.(a)(c)	1M-L+4.75%, 1.00%, Floor	05/28/2021	49,491	49,491
SERVICES: BUSINESS - 4.65%
Deliver Buyer, Inc.(a)(c)	3M-L+5.00%, 1.00%, Floor	05/01/2024	49,749	49,749
RMS Holding Company, LLC(a)(c)	3M-L+6.00%, 1.00%, Floor	11/16/2022	49,750	49,750
SERVICES: CONSUMER - 4.01%
Barry's Bootcamp Holdings, LLC(a)(c)(d)	3M-L+6.50%, 1.00%, Floor	07/14/2022	85,714	85,714
TRANSPORTATION: CARGO - 2.33%
PS HoldCo, LLC(a)(c)	3M-L+5.25%, 1.00%, Floor	03/13/2025	50,000	49,750

TOTAL SENIOR SECURED FIRST LIEN TERM LOANS (Cost $1,118,554)				$1,114,248

SENIOR SECURED SECOND LIEN TERM LOANS - 24.37%
AUTOMOTIVE - 2.32%
Safe Fleet Holdings, LLC(a)(c)	3M-L+6.75%, 1.00%, Floor	02/02/2026	50,000	49,750
BANKING, FINANCE, INSURANCE & REAL ESTATE - 9.37%
Asurion, LLC(a)(c)	1M-L+6.00%, 1.00%, Floor	08/04/2025	50,000	51,000
Resolute Investment Managers, Inc.(a)(c)	3M-L+7.50%, 1.00%, Floor	04/30/2023	50,000	50,000
Shift4 Payments, LLC(a)(c)	1M-L+8.50%, 1.00%, Floor	11/28/2025	50,000	49,500
Wink Holdco, Inc.(a)(c)	3M-L+6.75%, 1.00%, Floor	12/01/2025	50,000	49,965
BEVERAGE & FOOD - 2.34%
Sierra Enterprises, LLC(a)(c)	1M-L+8.75%, 1.00%, Floor	11/10/2025	50,000	50,000
CAPITAL EQUIPMENT - 3.45%
Engineered Machinery Holdings, Inc.(a)(c)(d)	3M-L+7.25%, 1.00%, Floor	07/18/2025	74,149	73,774
HEALTHCARE & PHARMACEUTICALS - 2.31%
Midwest Physician Administrative Services, LLC(a)(c)	3M-L+7.00%, 0.75%, Floor	08/15/2025	50,000	49,500
MEDIA: ADVERTISING, PRINTING & PUBLISHING - 2.22%
Imagine! Print Solutions, LLC(a)(c)	3M-L+8.75%, 1.00%, Floor	06/21/2023	50,000	47,500
SERVICES: CONSUMER - 2.36%
MH Sub I, LLC(a)(c)	3M-L+7.50%, 1.00%, Floor	09/15/2025	50,000	50,440

TOTAL SENIOR SECURED SECOND LIEN TERM LOANS (Cost $521,262)				$521,429

Description	Interest Rate	Shares	Fair Value
WARRANT - 0.10%
WHOLESALE - 0.10%
Vail Holdco Corp.(a)		35	2,150

TOTAL WARRANT (Cost $2,149)			$2,150

TOTAL INVESTMENTS - 94.83% (Cost $2,043,975)			2,029,210

US BANK MONEY MARKET CORP. TRUST - 17.55% (Cost $375,626)	0.20%	375,626	375,626
LIABILITIES IN EXCESS OF OTHER ASSETS - (12.37)%			(264,886)
NET ASSETS - 100.00%			$2,139,950
SHARES OUTSTANDING			86,228

NET ASSET VALUE			$24.82

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(a)	Fair Value estimated using Fair Valuation Policies and Procedures adopted by the board of trustees. The security is valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy. The aggregate fair value of these securities is $1,754,035 which represents 81.97% of Net Assets.
(b)	Non-income producing security.
(c)	Floating or variable rate security. The Reference Rate is described below. The Interest Rate in effect as of March 31, 2018 is based on the Reference Rate plus the displayed spread as of the security's last reset date.
(d)	The investment has an unfunded commitment as of March 31, 2018. Fair value includes an analysis of the unfunded commitment.

* Investment Abbreviations:

L - London Interbank Offered Rate ("LIBOR")

Reference Rates:

1M-L - 1 Month LIBOR as of March 31, 2018 was 1.88%

3M-L - 3 Month LIBOR as of March 31, 2018 was 2.31%

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1. ORGANIZATION

Sierra Total Return Fund (the ‘‘Fund’’) is a Delaware statutory trust registered under the Investment Act of 1940, as amended (“1940 Act”), as a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund. In order to operate as an interval fund, the Fund has adopted a fundamental policy to make repurchase offers for 5.00% of its outstanding shares at the net asset value (‘‘NAV’’) during each calendar quarter of each year.

The Fund currently offers Class T Shares. Class T Shares are offered at NAV plus a maximum sales load of 2.00% of the amount invested in Class T shares. Class T shares are subject to (i) a monthly shareholder services fee that will accrue at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class T shares; (ii) a distribution fee that will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class T shares; and (iii) an early withdrawal charge equal to 1.00% of the original purchase price of Class T shares repurchased by the Fund, through a quarterly repurchase offer request, during the 365 days following such shareholder’s initial purchase. Class T shares are subject to a total sales charge cap, which consists of the upfront sales load, early withdrawal charges and the ongoing distribution fee, of 6.25% under FINRA Rule 2341.

The Fund’s investment adviser is STRF Advisors LLC (the “Adviser”). The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser’s registration became effective on May 12, 2016.

The investment objective of the Fund is to seek a total return through a combination of current income and long-term capital appreciation by investing in a portfolio of debt securities and equities. The Fund expects to pursue its investment objectives by investing its assets in the debt and equities of fixed-income and fixed-income related securities, including real estate securities. The Fund may invest without limitation in fixed-income and fixed-income related securities of any industry, sector, or minimum or maximum market cap. In addition, the Fund may invest across domestic and foreign markets.

2. SIGNIFICANT ACCOUNTING POLICIES

Loan Participations and Assignments

The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Fair Value Measurements

The Fund applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 - Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Fund has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

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Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the Market or Income Approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. The Fund weighs the use of third-party broker quotations, if any, in determining fair value based on management's understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Fund’s board of trustees based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

Investments in investment companies are generally determined utilizing the NAV supplied by, or on behalf of, management of each investment company, which is net of management and incentive fees or allocations charged by the investment company and is in accordance with the "practical expedient", as defined by ASC 820. NAVs received by, or on behalf of, management of each investment company are based on the fair value of the investment company's underlying investments in accordance with policies established by management of each investment company, as described in each of their financial statements and offering memorandum.

The methodologies utilized by the Fund in estimating the fair value of its investments categorized as Level 3 generally fall into the following two categories:

•	The “Market Approach” uses prices and other relevant information generated by market transactions involving identical or comparable assets, liabilities, or a group of assets and liabilities, such as a business.
•	The “Income Approach” converts future amounts (for example, cash flows or income and expenses) to a single current (that is, discounted) amount. When the Income Approach is used, the fair value measurement reflects current market expectations about those future amounts.

The Fund uses third-party valuation firms to assist the board of trustees in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Fund uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Fund’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Fund uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, the Fund weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the Fund, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, the Fund may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. The Fund may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

5

The methodologies and information that the Fund utilizes when applying the Market Approach for performing investments include, among other things:

•	valuations of comparable public companies (“Guideline Comparable Approach”);
•	recent sales of private and public comparable companies (“Guideline Comparable Approach”);
•	recent acquisition prices of the Fund, debt securities or equity securities (“Acquisition Price Approach”);
•	external valuations of the portfolio company, offers from third parties to buy the Fund (“Estimated Sales Proceeds Approach”);
•	subsequent sales made by the Fund of its investments (“Expected Sales Proceeds Approach”); and
•	estimating the value to potential buyers.

The methodologies and information that the Fund utilizes when applying the Income Approach for performing investments include:

•	discounting the forecasted cash flows of the portfolio company or securities (“Discounted Cash Flow” or “DCF” Approach); and
•	Black-Scholes model or simulation models or a combination thereof (Income Approach – Option Model) with respect to the valuation of warrants.

The Fund undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	the Fund’s quarterly valuation process begins with each portfolio investment being initially valued by the valuation professionals;
•	conclusions are then documented and discussed with senior management; and
•	an independent valuation firm engaged by the Fund’s board of trustees prepares an independent valuation report for approximately one-third of the portfolio investments each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of the Fund’s investments are subject to the following valuation process:

•	management reviews preliminary valuations and conducts its own independent assessment;
•	the audit committee of the Fund’s board of trustees reviews the preliminary valuations of senior management and independent valuation firms; and
•	the Fund’s board of trustees discusses valuations and determines the fair value of each investment in the Fund’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

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The following is a summary of the inputs used in valuing the Fund’s investments as of March 31, 2018:

	Valuation Inputs
Investments in Securities at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$64,905	$–	$1,648	$66,553
Preferred Stocks	210,270	–	114,560	324,830
Senior Secured First Lien Term Loans	–	–	1,114,248	1,114,248
Senior Secured Second Lien Term Loans	–	–	521,429	521,429
Warrants	–	–	2,150	2,150
Total	$275,175	$–	$1,754,035	$2,029,210

There were no transfers between Levels 1, 2 and 3 during the period ended March 31, 2018. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

								Net change in unrealized
				Change in				appreciation/(depreciation)
				Unrealized				attributable to Level 3
	Balance as of	Accured	Realized	Appreciation/		Sales	Balance as of	investments held at March
Asset Type	June 30, 2017	Discount/premium	Gain/(Loss)	Deperciation	Purchases	Proceeds	March 31, 2018	31, 2018
Common Stocks	$-	$-	$-	$-	$1,648.00	$-	$1,648	$-
Preferred Stocks	-	-	-	(122)	114,682	-	114,560	(122)
Senior Secured First Lien Term Loans	697,000	149	5,236	(3,866)	878,616	(462,887)	1,114,248	(3,871)
Senior Secured Second Lien Term Loans	49,250	167	-	169	471,843	-	521,429	169
Warrants	-	-	-	-	2,150	-	2,150	-
	$746,250	$316	$5,236	$(3,819)	$1,468,939	$(462,887)	$1,754,035	$(3,824)

Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2018 are as follows:

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)

Senior Secured First Lien Term Loans	$514,909	Income Approach (DCF)	Market yield	5.65% - 11.28% (8.51%)
Senior Secured First Lien Term Loans	599,339	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Senior Secured Second Lien Term Loans	248,405	Income Approach (DCF)	Market yield	8.20% - 12.71% (9.99%)
Senior Secured Second Lien Term Loans	273,024	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Common Stocks	1,648	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Preferred Stocks	114,560	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Warrants	2,150	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
	$1,754,035

A change to the unobservable input may result in a significant change to the fair value.

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Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIERRA TOTAL RETURN FUND

By:	/s/ Seth Taube
Seth Taube
Chief Executive Officer (Principal Executive Officer)

Date:	May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Seth Taube
Seth Taube
Chief Executive Officer (Principal Executive Officer)

Date:	May 25, 2018

By:	/s/ Christopher M. Mathieu
Christopher M. Mathieu
Chief Financial Officer (Principal Financial Officer)

Date:	May 25, 2018